                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in an exhibit in this Form 10-K, into Trustmark Corporation's previously filed Registration Statements on Forms S-8 (File Numbers 333-39786, 333-35889 and 333-07141).

/s/ Arthur Andersen LLP
-----------------------
    Arthur Andersen LLP

Jackson, Mississippi
March 26, 2001